Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4

and

REFINANCING FACILITY AGREEMENT

dated as of November 30, 2017

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 4, 2014,

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY THERETO,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

BARCLAYS BANK PLC,

CITIGROUP GLOBAL MARKETS INC.,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

GOLDMAN SACHS LENDING PARTNERS LLC,

HSBC SECURITIES (USA) INC.,

JPMORGAN CHASE BANK, N.A.,

MORGAN STANLEY SENIOR FUNDING, INC.,

RBC CAPITAL MARKETS

and

UBS SECURITIES LLC,

as Joint Lead Arrangers and Joint Bookrunners

[CS&M Ref. No. 5865-797]

AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT dated as of November 30, 2017 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014, as amended by Amendment No. 1 dated as of June 9, 2016, Amendment No. 2 dated as of March 6, 2017 and Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of August 22, 2017 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended hereby, the “Amended Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto, and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. The Borrower has requested that (i) the Persons set forth on Schedule I hereto (the “New Tranche E Term Lenders”) make Refinancing Term Loans in an aggregate principal amount of $1,503,350,961.50 (the “New Tranche E Term Loans”) to the Borrower on the Amendment No. 4 Effective Date (as defined below), (ii) the Persons set forth on Schedule I hereto (the “New Tranche F Term Lenders” and, together with the New Tranche E Term Lenders, the “2017 Refinancing Term Lenders”) make Refinancing Term Loans in an aggregate principal amount of $3,655,206,518.75 (the “New Tranche F Term Loans” and, together with the New Tranche E Term Loans, the “2017 Refinancing Term Loans”) to the Borrower on the Amendment No. 4 Effective Date and (iii) certain provisions of the Credit Agreement be amended as set forth herein.

B. The 2017 Refinancing Term Lenders are willing to make the 2017 Refinancing Term Loans to the Borrower on the Amendment No. 4 Effective Date, and the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement as provided for herein, in each case, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “2017 Refinancing Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the Borrowing of the 2017 Refinancing Term Loans hereunder and the use of the proceeds thereof in accordance with the terms of the Credit Agreement and this Agreement, (c) the repayment in full of the outstanding Tranche D Term Loans, together with all accrued and unpaid interest thereon (the “Tranche D

Refinancing”), (d) the repayment in full of the outstanding Tranche E Term Loans, together with all accrued and unpaid interest thereon (the “Tranche E Refinancing”), (e) the repayment in full of the outstanding Tranche F Term Loans, together with all accrued and unpaid interest thereon (the “Tranche F Refinancing”), and (f) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

Refinancing Term Loan Commitments. a)Each New Tranche E Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make New Tranche E Term Loans to the Borrower on the Amendment No. 4 Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such New Tranche E Term Lender’s name on Schedule I hereto under the heading “New Tranche E Term Loan Commitment”. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

Each New Tranche F Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make New Tranche F Term Loans to the Borrower on the Amendment No. 4 Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such New Tranche F Term Lender’s name on Schedule I hereto under the heading “New Tranche F Term Loan Commitment”. Amounts borrowed under this Section 2(b) and repaid or prepaid may not be reborrowed.

Unless the context shall otherwise require, the 2017 Refinancing Term Loans shall constitute “Refinancing Term Loans” and the 2017 Refinancing Term Lenders shall constitute “Refinancing Term Lenders” and “Lenders”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

The proceeds of the New Tranche E Term Loans shall be used solely (i) to finance the Tranche E Refinancing, and (ii) to pay Transaction Costs.

The proceeds of the New Tranche F Term Loans shall be used solely (i) to finance the Tranche D Refinancing and the Tranche F Refinancing, and (ii) to pay Transaction Costs.

Unless previously terminated, the commitments of the 2017 Refinancing Term Lenders pursuant to Sections 2(a) and (b) shall terminate upon the making of the 2017 Refinancing Term Loans on the Amendment No. 4 Effective Date.

The initial Interest Period with respect to the New Tranche E Term Loans and the New Tranche F Term Loans shall be the Interest Period set forth in the applicable notice of borrowing delivered by the Borrower to the Administrative Agent pursuant to Section 4(d) of this Agreement.

Amendments to Credit Agreement. Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:

Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Amendment No. 4” means Amendment No. 4 and Refinancing Facility Agreement dated as of November 30, 2017, relating to this Agreement.

“Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4.

The second proviso in the definition of the term “Adjusted LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “provided, further, that the Adjusted LIBO Rate with respect to (i) any Loans (other than Other Term Loans (to the extent expressly provided in the related Incremental Term Loan Assumption Agreement), Tranche E Term Loans and Tranche F Term Loans) shall be deemed to be not less than 0.75% per annum and (ii) Tranche E Term Loans and Tranche F Term Loans shall be deemed to be not less than 0.00% per annum”.

Clause (a) in the definition of the term “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(a) (i) 1.75% per annum, with respect to any Loans (other than Other Term Loans (to the extent expressly provided in the related Incremental Term Loan Assumption Agreement), Tranche E Term Loans and Tranche F Term Loans), and (ii) 1.00% per annum, with respect to Tranche E Term Loans and Tranche F Term Loans,”.

Clause (b) of the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(b) (i) with respect to Tranche G Term Loans, (x) for Eurocurrency Loans, 3.00% per annum, and (y) for ABR Loans, 2.00% per annum, and (ii) with respect to Tranche E Term Loans and Tranche F Term Loans, (x) for Eurocurrency Loans, 2.75% per annum, and (y) for ABR Loans, 1.75% per annum; and”.

Clause (2)(a) of the definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) (i) all income Taxes and foreign withholding Taxes, (ii) all Taxes based on capital and commercial activity (or similar Taxes) and (iii) any Taxes that result from (x) the exercise by any holder of warrants, options or other rights to acquire Qualified Capital Stock (other than Qualified Capital Stock that is Preferred Stock) or (y) Dividend Equivalent Payments, in each case, of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period;”

The definition of the term “Tranche E Term Loan Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche E Term Loan Commitments” means the New Tranche E Term Loan Commitments in an aggregate principal amount of $1,503,350,961.50 established pursuant to (and as defined in) Amendment No. 4.

The definition of the term “Tranche E Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche E Term Loans” means the Term Loans made by the Lenders to the Borrower pursuant to Section 2(a) of Amendment No. 4.

The definition of the term “Tranche F Term Loan Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche F Term Loan Commitments” means the New Tranche F Term Loan Commitments in an aggregate principal amount of $3,655,206,518.75 established pursuant to (and as defined in) Amendment No. 4.

The definition of the term “Tranche F Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche F Term Loans” means the Term Loans made by the Lenders to the Borrower pursuant to Section 2(b) of Amendment No. 4.

Section 2.08(a) of the Credit Agreement is hereby amended by restating clause (iii) in its entirety as follows:

The Borrower shall pay to the Agent, for the account of the Tranche E Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche E Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE E TERM LOAN REPAYMENTS
December 31, 2017		$3,758,377.40
March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018	$ $ $ $	3,758,377.40 3,758,377.40 3,758,377.40 3,758,377.40

DATE	SCHEDULED TRANCHE E TERM LOAN REPAYMENTS
March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019	$ $ $ $	3,758,377.40 3,758,377.40 3,758,377.40 3,758,377.40
March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020	$ $ $ $	3,758,377.40 3,758,377.40 3,758,377.40 3,758,377.40
March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021	$ $ $ $	3,758,377.40 3,758,377.40 3,758,377.40 3,758,377.40
March 31, 2022		$3,758,377.40
Tranche E Maturity Date		Remainder

Section 2.08(a) of the Credit Agreement is hereby amended by restating clause (iv) in its entirety as follows:

The Borrower shall pay to the Agent, for the account of the Tranche F Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche F Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE F TERM LOAN REPAYMENTS
December 31, 2017		$9,138,016.30
March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018	$ $ $ $	9,138,016.30 9,138,016.30 9,138,016.30 9,138,016.30
March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019	$ $ $ $	9,138,016.30 9,138,016.30 9,138,016.30 9,138,016.30
March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020	$ $ $ $	9,138,016.30 9,138,016.30 9,138,016.30 9,138,016.30

DATE	SCHEDULED TRANCHE F TERM LOAN REPAYMENTS
March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021	$ $ $ $	9,138,016.30 9,138,016.30 9,138,016.30 9,138,016.30
March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022	$ $ $ $	9,138,016.30 9,138,016.30 9,138,016.30 9,138,016.30
March 31, 2023		$9,138,016.30
Tranche F Maturity Date		Remainder

Section 2.09(d) of the Credit Agreement is hereby amended by (i) replacing the words “prior to the date that is six months after the Amendment No. 3 Effective Date” therein with the words “(x) prior to the date that is six months after the Amendment No. 3 Effective Date, in the case of the Tranche G Term Loans or (y) prior to the date that is six months after the Amendment No. 4 Effective Date, in the case of the Tranche E Term Loans or the Tranche F Term Loans”, (ii) replacing each other instance of the words “the Tranche G Term Loans” therein with the words “such Term Loans” and (iii) replacing the words “its Tranche G Term Loans” therein with the words “its Term Loans of such Class”.

The proviso in Section 2.26(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“; provided that such stated termination and maturity dates shall not be earlier than (x) the Maturity Date then in effect with respect to the applicable Class of Revolving Credit Commitments being so refinanced (in the case of Refinancing Revolving Commitments and Refinancing Revolving Loans) or (y) the Maturity Date then in effect with respect to the applicable Class of Term Loans being so refinanced (in the case of Refinancing Term Loan Commitments and Refinancing Term Loans),”

The first proviso in Section 6.02(c)(4) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided that all such Dividend Equivalent Payments and redemptions or repurchases pursuant to this clause (4) shall not exceed in any fiscal year the sum of (a) the lesser of (x)(i) $50,000,000, plus (ii) any unused amounts under clause (x)(i) above (which unused amounts shall be deemed to constitute $93,650,000 as of the Amendment No. 4 Effective

Date) from prior fiscal years, and (y) $100,000,000, plus (b) the amount of any net cash proceeds received from the sale since the Closing Date of Equity Interests (other than Disqualified Capital Stock) to members of the Borrower’s management team that have not otherwise been applied to the payment of Restricted Payments pursuant to the terms of clause (2) of this paragraph and the cash proceeds of any “key-man” life insurance policies which are used to make such redemptions or repurchases;”

Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the obligations of the 2017 Refinancing Term Lenders to make the 2017 Refinancing Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 4 Effective Date”):

the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent, (iii) the 2017 Refinancing Term Lenders and (iv) Lenders constituting the Required Lenders (immediately after giving effect to the making of the 2017 Refinancing Term Loans and the consummation of the Tranche D Refinancing, the Tranche E Refinancing and the Tranche F Refinancing);

at the time of and immediately after giving effect to the making of the 2017 Refinancing Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Amendment No. 4 Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to be “2017 Refinancing Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded;

the Agent shall have received a certificate dated as of the Amendment No. 4 Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraph (b) above;

the Agent shall have received a notice of borrowing with respect to each of (i) the New Tranche E Term Loans and (ii) the New Tranche F Term Loans in accordance with Section 2.03 and Section 2.26(a) of the Credit Agreement;

the Agent shall have received a solvency certificate in form and substance reasonably satisfactory to the Agent to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the 2017 Refinancing Transactions, are solvent (within the meaning of Section 3.13 of the Credit Agreement, as modified in the same manner as set forth in clause (b) above);

the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Amendment No. 3 Effective Date;

the Agent shall have received, at least three Business Days prior to the Amendment No. 4 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent or any 2017 Refinancing Term Lender at least five Business Days prior to the Amendment No. 4 Effective Date; and

the Agent shall have received payment of all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the 2017 Refinancing Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Amendment No. 4 Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Amendment No. 4 Effective Date.

The Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date, and such notice shall be conclusive and binding.

[Reserved]

Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders (including the 2017 Refinancing Term Lenders) and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 4 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “Amendment No. 4 Effective Date”, the words “Second Restatement Transactions” shall be deemed to be “2017 Refinancing Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded; and (c) as of the Amendment No. 4 Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the borrowing of the 2017 Refinancing Term Loans and the use of the proceeds thereof.

Certain Post-Effectiveness Collateral Obligations. The Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Schedule II hereto.

Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 4 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and a “Refinancing Facility Agreement”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the 2017 Refinancing Term Loans); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 4 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

Joint Lead Arrangers and Bookrunners. The joint lead arrangers and bookrunners listed on the cover page hereof shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.
ACME AEROSPACE, INC.
ADAMS RITE AEROSPACE, INC.
AEROCONTROLEX GROUP, INC.
AEROSONIC LLC
AIRBORNE ACQUISITION, INC.
AIRBORNE GLOBAL, INC.
AIRBORNE HOLDINGS, INC.
AIRBORNE SYSTEMS NA INC.
AIRBORNE SYSTEMS NORTH AMERICA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
AMSAFE GLOBAL HOLDINGS, INC.
AMSAFE, INC.
ARKWIN INDUSTRIES, INC.
AVIATION TECHNOLOGIES, INC.
AVIONIC INSTRUMENTS LLC
AVIONICS SPECIALTIES, INC.
AVTECHTYEE, INC. BETA TRANSFORMER TECHNOLOGY CORPORATION BETA TRANSFORMER TECHNOLOGY LLC
BREEZE EASTERN LLC
BRIDPORT HOLDINGS, INC.
BRIDPORT-AIR CARRIER, INC.
BRUCE AEROSPACE INC.
CDA INTERCORP LLC
CEF INDUSTRIES, LLC
CHAMPION AEROSPACE LLC DATA DEVICE CORPORATION
DUKES AEROSPACE, INC.
ELECTROMECH TECHNOLOGIES LLC
HARCO LLC
HARTWELL CORPORATION ILC HOLDINGS, INC. ILC INDUSTRIES, LLC
MARATHONNORCO AEROSPACE, INC.
MCKECHNIE AEROSPACE DE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.
MCKECHNIE AEROSPACE US LLC
PEXCO AEROSPACE, INC.
PNEUDRAULICS, INC.
SCHNELLER LLC
SEMCO INSTRUMENTS, INC.
SHIELD RESTRAINT SYSTEMS, INC.

[Signature Page to Amendment No. 4 and Refinancing Facility Agreement]

SKURKA AEROSPACE INC.
TELAIR INTERNATIONAL LLC
TELAIR US LLC
TEXAS ROTRONICS, INC.
TRANSICOIL LLC
WHIPPANY ACTUATION SYSTEMS, LLC
YOUNG & FRANKLIN INC. TACTAIR FLUID CONTROLS, INC. JOHNSON LIVERPOOL LLC
SCHROTH SAFETY PRODUCTS LLC
INTERIORS IN FLIGHT LLC
NORTH HILLS SIGNAL PROCESSING CORP.
NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Treasurer

[Signature Page to Amendment No. 4 and Refinancing Facility Agreement]

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance M. Paradie
	Name:	Terrance M. Paradie
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Vice President and Treasurer

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Sean P. Maroney
	Name:	Sean P. Maroney
	Title:	Chairman of the Board and President

[Signature Page to Amendment No. 4 and Refinancing Facility Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as New Tranche E Term Lender, New Tranche F Term Lender and as Agent

by

/s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

by

/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

5180-2 CLO LP

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

by:

/s/ Ron Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

by:

/s/ Ron Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund Series 3 A Series Trust of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

by:

/s/ Ron Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

55 Loan Strategy Fund Series 4 a Series Trust of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

by:

/s/ Ron Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ABR Reinsurance LTD.

By: BlackRock Financial Management Inc., Its Investment Manager

by:

/s/ Ron Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ACE Property & Casualty Insurance Company

BY: BlackRock Financial Management Inc., its Investment Advisor

by:

/s/ Ron Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Adams Mill CLO Ltd.

By: Shenkman Capital Management Inc., as Collateral Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AGER Corporate Loans HY

By: Apollo Management International LLP, its sub-advisor By: AMI (Holdings), LLC, its member by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AGF Floating Rate Income Fund

By: Eaton Vance Management as Portfolio Manager

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AIB Debt Management, Limited

by:

/s/ Fiona Travers
	Name:	Fiona Travers
	Title:	Vice President,
Investment Advisor to AIB Debt Management, Limited

For any institution requiring a second signature line:

by:	/s/ Paul McGinley
	Name:	Paul McGinley
	Title:	Assistant Vice President
Investment Advisor to AIB Debt Management, Limited

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AIG Flexible Credit Fund

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AIMCO CLO, Series 2017-A
By: Allstate Investment Management Company, as Collateral Manager

by:

/s/ Kyle Roth
	Name:	Kyle Roth
	Title:	Authorized Signatory

by:	/s/ Marvin L. Lutz, III
	Name:	Marvin L. Lutz, III
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM V, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM VI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM VII (R), Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM VII (R)-2, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM VII, Ltd.

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM VIII, Ltd.

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XIX, LTD.

by Apollo Credit Management (CLO), LLC, as its collateral manager by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XVI, LTD.

by Apollo Credit Management (CLO), LLC, as its collateral manager by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XVII, Ltd.

by Apollo Credit Management (CLO), LLC, as its collateral manager by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ALM XVIII, LTD.

by Apollo Credit Management (CLO), LLC, as its collateral manager by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Alpinum Investment S.A.

Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

by:

/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BayernInvest Alternative Loan-Fonds

BY: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMISSIMA DIVERSIFIED INCOME ICAV, Amissima

Assicurazioni Corporate Loans/High Yield Bonds Fund

an Umbrella Irish Collective Asset-Management

Vehicle with Segregated Liability between its Sub-

Funds, acting in respect of its Sub-Fund,

By: Apollo Management International LLP, its portfolio manager

By: AMI (Holdings), LLC, its member

by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMISSIMA DIVERSIFIED INCOME ICAV, Amissima

Vita Corporate Loans/High Yield Bonds Fund

an Umbrella Irish Collective Asset-Management

Vehicle with Segregated Liability between its Sub-

Funds, acting in respect of its Sub-Fund,

By: Apollo Management International LLP, its portfolio manager

By: AMI (Holdings), LLC, its member

by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

by:

/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMJ LOAN FUND SERIES 4 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By: Brown Brothers Harriman Trust Company (Cayman) Limited acting soley in its capacity as trustee of AMJ Loan Fund Series 4, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact by:

/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO 21, LIMITED

By: American Money Management Corp., as Collateral Manager

by:

/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AMMC CLO XIII, LIMITED

By: American Money Management Corp., as Collateral Manager

by:

/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

by:

/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

by:

/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ANIC Protected Cell of LTC Re

By: Wellington Management Company LLP as its Investment Advisor

by:

/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Aon Hewitt Group Trust - High Yield Plus Bond Fund

By: Bain Capital Credit, LP, as Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apidos CLO XIX

BY: Its Collateral Manager, CVC Credit Partners, LLC

by:

/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apidos CLO XXIII

By: Its Collateral Manager, CVC Credit Partners, LLC

by:

/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

APIDOS CLO XXVI

by:

/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apidos CLO XXVIII

By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

by:

/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apollo Credit Funding III Ltd.

By: Apollo ST Fund Management LLC, its investment manager

by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apollo Credit Funding V Ltd.

By Apollo ST Fund Management LLC, as its collateral manager

by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apollo Credit Funding VI Ltd.

By: Apollo ST Fund Management LLC, as its collateral manager by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Arch Reinsurance LTD.

BY: BlackRock Financial Management, Inc., its Investment Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XLIII CLO Ltd.

By: Ares CLO Management LLC, as its Asset Manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XLV CLO Ltd.

By: Ares CLO Management II LLC, as its Asset Manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares Enhanced Credit Opportunities Fund B, LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER

ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares Loan Trust 2011

BY: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares Loan Trust 2016

By: Ares Management LLC, as Investment Manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares Multi-Strategy Credit Fund V (H), L.P.

BY: Ares MSCF V (H) Management LLC, its Manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XLII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XLIV CLO Ltd.

By: Ares CLO Management II LLC, its Asset Manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXVII CLO Ltd.

By: Ares CLO Management LLC, its asset manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXI CLO Ltd.

By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXIV CLO Ltd.

By: Ares CLO Management LLC, its collateral manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXIX CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXV CLO Ltd.

By: Ares CLO Management LLC, its asset manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ares XXXVII CLO Ltd.

By: Ares CLO Management LLC, its asset manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to: Arkansas Public Employees Retirement System

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ascension Alpha Fund, LLC

By: Amundi Pioneer Institutional Asset Management, Inc.

by:

/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by:

Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Athene Annuity and Life Company

BY: Athene Asset Management, L.P., its investment manager Apollo Capital Management, L.P., its sub-advisor by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND V, LTD.

By: Crescent Capital Group LP, its adviser

by:

/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For any institution requiring a second signature line:

by:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND VI, LTD.

By: Crescent Capital Group LP, its adviser

by:

/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For any institution requiring a second signature line:

by:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ATLAS SENIOR LOAN FUND VII, LTD.

By: Crescent Capital Group LP, its adviser

by:

/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For any institution requiring a second signature line:

by:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Atlas Senior Secured Loan Fund VIII, Ltd.

By: Crescent Capital Group LP, its adviser

by:

/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For any institution requiring a second signature line:

by:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Auburn CLO, Ltd.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

by:

/s/ Trinh, Kaitlin
	Name:	Trinh, Kaitlin
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AustralianSuper

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AVAW

BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of AVAW

Represented by: Oak Hill Advisors, L.P. As Fund Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH
By: Bain Capital Credit, LP, as Fund Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Avery Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Axis Specialty Limited

By: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bain Capital Credit CLO 2017-1, Limited

By: Bain Capital Credit, LP, as Collateral Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bain Capital Credit CLO 2017-2, Limited

By: Bain Capital Credit, LP, as Collateral Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P.

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bain Capital Senior Loan Fund Public Limited Company

By: Bain Capital Credit, LP, as Investment Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BAIN CAPITAL SENIOR LOAN FUND, L.P.

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Baloise Senior Secured Loan Fund II

By: Bain Capital Credit, LP, as Sub Investment Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Baloise Senior Secured Loan Fund III

By: Octagon Credit Investors, LLC as Sub Investment Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bandera Strategic Credit Partners II, L.P.

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bank of America, N.A.

by:

/s/ Jennifer Koszta
	Name:	Jennifer Koszta
	Title:	AVP

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO IV Ltd.

BY: BRIGADE CAPITAL MANAGEMENT LP As Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO IX Ltd.

By: Brigade Capital Management, LP as Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO V Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO VI Ltd.

By: Brigade Capital Management, LP as Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO VII Ltd.

By: Brigade Capital Management, LP as Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO VIII Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO X Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Battalion CLO XI Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO II, Ltd.

by:

/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Benefit Street Partners CLO VIII, Ltd.

by:

/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Bentham Syndicated Loan Fund

By: Credit Suisse Asset Management, LLC., as Agent (Sub Advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Syndicated Loan Fund

by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Big River Group Fund SPC Limited-Bond Segregated Portfolio

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Birchwood Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BJC Pension Plan Trust

BY: GSO Capital Advisors LLC, its Investment Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Credit Strategies Income Fund of BlackRock Funds II

By: BlackRock Advisors, LLC, its Investment Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Debt Strategies Fund, Inc.

BY: BlackRock Financial Management, Inc., its Sub- Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Limited Duration Income Trust

BY: BlackRock Financial Management, Inc., its Sub- Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Floating Rate Income Strategies Fund, Inc.

BY: BlackRock Financial Management, Inc., its Sub- Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Floating Rate Income Trust

By: BlackRock Advisors, LLC, its Investment Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Global Investment Series: Income Strategies Portfolio

BY: BlackRock Financial Management, Inc., its Sub-Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Global Long/Short Credit Fund of BlackRock Funds

BY: BlackRock Financial Management, Inc., its Sub-Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlackRock Senior Floating Rate Portfolio

By: BlackRock Investment Management, LLC, its Investment Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blackstone / GSO Senior Loan Portfolio

By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blackstone GSO U.S. Loan Funding Designated Activity Company

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blue Cross and Blue Shield of Florida, Inc.

BY: Guggenheim Partners Investment Management, LLC as Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blue Cross of California

By: Bain Capital Credit,LP, as Investment Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Blue Cross of Idaho Health Service, Inc.

By: Seix Investment Advisors LLC, as Investment Manager

by:

/s/ George Goudellas G.
	Name:	George Goudellas G.
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

BlueMountain Fuji US CLO II, Ltd.

By: BlueMountain Fuji Management, LLC, Series A

by:

/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CARDIF BNPP IP Global Senior Corporate Loans

by:

/s/ Dennis Train
	Name:	Dennis Train
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:	/s/ Bettina Boccadifloro
	Name:	Bettina Boccadifloro
	Title:	Credit Analyst

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNP Paribas Flexi III Global Senior Corporate Loans Fund

by:

/s/ Dennis Train
	Name:	Dennis Train
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:	/s/ Bettina Boccadifloro
	Name:	Bettina Boccadifloro
	Title:	Credit Analyst

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNP Paribas Global Senior Corporate Loans

by:

/s/ Dennis Train
	Name:	Dennis Train
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:	/s/ Bettina Boccadifloro
	Name:	Bettina Boccadifloro
	Title:	Credit Analyst

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BNP Paribas Senior Corporate Loans Europe / US

by:

/s/ Dennis Train
	Name:	Dennis Train
	Title:	Portfolio Manager

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by:	/s/ Bettina Boccadifloro
	Name:	Bettina Boccadifloro
	Title:	Credit Analyst

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Name of Institution: BNP Paribas Flexi III Senior Secured Bank Loans Fund Mogliano

by:

/s/ Dennis Train
	Name:	Dennis Train
	Title:	Portfolio Manager

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by:	/s/ Bettina Boccadifloro
	Name:	Bettina Boccadifloro
	Title:	Credit Analyst

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Name of Institution:

Brevis High Income Fund, L.P.

by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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Name of Institution:

Brigade Credit Fund II, LTD.

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

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Name of Institution:

Brigade Opportunistic Credit LBG Fund Ltd.

By: Brigade Capital Management, LP as Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

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Name of Institution:

Brigade Opportunistic Credit Fund 16 LLC

By: BRIGADE CAPITAL MANAGEMENT, LP as Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

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Name:
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Name of Institution:

Brigade Opportunistic Credit Fund - ICIP, Ltd.

By: BRIGADE CAPITAL MANAGEMENT, LP as Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

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Name:
Title:

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Name of Institution:

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio

BY: Eaton Vance Management as Investment Sub-Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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Name:
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Name of Institution:

Brookside Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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Name:
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Name of Institution:

Buffalo High Yield Fund

by:

/s/ Alicia Marthaler
	Name:	Alicia Marthaler
	Title:	Attorney-in-Fact

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by:	N/A
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Name of Institution:

Cadbury Mondelez Pension Trust Limited

By: Apollo TRF CM Management, LLC, its investment manager By: Apollo Capital Management, L.P., its member By: Apollo Capital Management GP, LLC, its general partner by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

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Name:
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California Public Employees’ Retirement System

BY: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

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Name:
Title:

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Name of Institution:

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By: Credit Suisse Asset Management, LLC, as investment manager by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

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by:

Name:
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Name of Institution:

Canoe Floating Rate Income Fund

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

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Name:
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Name of Institution:

Canyon Capital CLO 2012-1, Ltd.

BY: Canyon Capital Advisors LLC, its Collateral Manager

by:

/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

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by:

Name:
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Name of Institution:

Canyon Capital CLO 2014-2, Ltd.

BY: Canyon Capital Advisors LLC, its Collateral Manager

by:

/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

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by:

Name:
Title:

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Name of Institution:

Canyon Capital CLO 2015-1, Ltd.

By: Canyon Capital Advisors LLC, its Collateral Manager

by:

/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

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by:

Name:
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Name of Institution:

Canyon CLO 2016-1, Ltd.

By: Canyon CLO Advisors LLC, its Collateral Manager

by:

/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

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Name:
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Name of Institution:

Canyon CLO 2017-1, Ltd.

By: Canyon CLO Advisors LLC, its Collateral Manager

by:

/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

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by:

Name:
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Name of Institution:

CARE Super

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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by:

Name:
Title:

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Name of Institution:

Carlyle Global Market Strategies CLO 2012-3, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

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Name of Institution:

Carlyle Global Market Strategies CLO 2012-4, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

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by:

Name:
Title:

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Name of Institution:

Carlyle Global Market Strategies CLO 2013-1, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2013-2, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2013-3, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

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Name of Institution:

Carlyle Global Market Strategies CLO 2013-4, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

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Name of Institution:

Carlyle Global Market Strategies CLO 2014-1, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-2, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-3, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-4, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2014-5, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-1, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-2, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-3, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-4, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2015-5, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2016-1, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2016-2 Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle Global Market Strategies CLO 2016-3, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2016-4, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2017-1, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2017-2, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2017-3 Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Carlyle US CLO 2017-4, Ltd.

by:

/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2014-1 Ltd.

By: Trimaran Advisors, L.L.C.

by:

/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2014-2 Ltd.

by:

/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2015-1 Ltd.

by:

/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Catamaran CLO 2016-1 LTD.

by:

/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

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Name of Institution:

Catholic Health Initiatives Master Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

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Name of Institution:

Catlin Underwriting Agencies Limited for and on behalf of Syndicate 2003

By: Bain Capital Credit, LP, as Investment Manager

by:

/s/ Bain Capital
	Name:	Bain Capital
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

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Name of Institution:

Catskill Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CBAM 2017-1 Ltd.

by	/s/ John H. Garrett
	Name:	John H. Garrett
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CBAM 2017-2 Ltd.

by	/s/ John H. Garrett
	Name:	John H. Garrett
	Title:	Managing Director

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by
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CBAM 2017-3 Ltd.

by	/s/ John H. Garrett
	Name:	John H. Garrett
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CBAM 2017-4 Ltd.

by	/s/ John H. Garrett
	Name:	John H. Garrett
	Title:	Managing Director

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by
Name: Title:

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Name of Institution:

Cedar Funding II CLO Ltd

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding IV CLO, Ltd.

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

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Name of Institution:

Cedar Funding V CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding VI CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding VII CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Cedar Funding VIII CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CHI Operating Investment Program L.P.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CHUBB EUROPEAN GROUP LIMITED

BY: BlackRock Financial Management, Inc., its Sub-Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2013-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2013-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2013-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2013-IV, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2014-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2014, Ltd.

By: CIFC Asset Management LLC, its Portfolio Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2014-III, Ltd.

BY: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2014-IV, Ltd

BY: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2014-V, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2015-I, Ltd.

BY: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2015-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2015-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2015-IV, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2015-V, Ltd

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2016-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2017-I, Ltd

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2017-II, Ltd.

By: CIFC CLO Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2017-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2017-IV, Ltd.

By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1 by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Funding 2017-V, Ltd.

By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1 by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Interim Funding 14, Ltd.

By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1 by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CIFC Senior Secured Corporate Loan Master Fund Ltd.

By: CIFC Asset Management LLC, its Adviser

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding CARB CB LLC

By: Citibank N.A.,

by:

/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TICP CLO VIII, Ltd

By: TICP CLO VIII Management, LLC Its Collateral Manager

by:

/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding OC 33 LLC,

By: CITIBANK, N.A.,

by:

/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding OCP 2017-14 LLC

By: CITIBANK, N.A.,

by:

/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Citi Loan Funding OZ19 LLC

By: Citibank N.A.

by:

/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CITIBANK, N.A.

by:

/s/ Joelle Gavlick
	Name:	DocuSigned by: 240CDA98C9F64D#
Title:

Joelle Gavlick - Attorney-In-Fact

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City National Rochdale Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser

by:

/s/ George Goudellas G.
	Name:	George Goudellas G.
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of New York Group Trust

BY: Voya Investment Management Co. LLC as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

City of New York Group Trust

BY: The Comptroller of the City of New York By: Guggenheim Partners Investment Management, LLC as Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee By: Guggenheim Partners Investment Management, LLC as Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Community Insurance Company

By: Bain Capital Credit, LP, as Investment Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Consumer Program Administrators, Inc

By: BlackRock Financial Management, Inc. its Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

COPPERHILL LOAN FUND I, LLC

BY: Credit Suisse Asset Management, LLC, as investment manager by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credit Agricole Corporate and Investment Bank

by:

/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

by:

/s/ Brad Matthews
	Name:	Brad Matthews
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Credit Partners XV Funding, LLC

By: Oak Hill Advisors, L.P. as Portfolio Manager

by:

/s/ August, Glenn
	Name:	August, Glenn
	Title:	M

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by:

/s/ John Toronto
	Name:	John Toronto
	Title:	Authorized Signatory

by:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Credit Suisse Loan Funding LLC

by:

/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CREDIT SUISSE NOVA (LUX) acting on behalf of Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021
By: Credit Suisse Asset Management, LLC acting in its capacity as Investment Manager to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co- Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Crestline Denali CLO XVI, LTD.

By: Crestline Denali Capital, L.P., collateral manager

by:

/s/ John Thacker
	Name:	John Thacker
	Title:	Chief Credit Officer

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

CSAA Insurance Exchange

By: Octagon Credit Investors, LLC, as sub-advisor

by:

/s/ Kimberly Wang Lem
	Name:	Kimberly Wang Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dakota Truck Underwriters

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DaVinci Reinsurance Ltd.

By: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Desjardins Global Tactical Bond Fund (Fonds Desjardins Obligations mondiales tactique)
By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deutsche Bank (Cayman) Limited (solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as the Trustee By: Deutsche Bank AG New York Branch

by:

/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Deutsche Bank AG New York Branch

by:

/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by:	/s/ Hoi Yeun Chin
	Name:	Hoi Yeun Chin
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dewolf Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dorchester Park CLO Designated Activity Company

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to: DoubleLine Core Fixed Income Fund

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to: DoubleLine Flexible Income Fund

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to: DoubleLine Floating Rate Fund

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Doubletree CLO, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 43 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 45 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 47 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 49 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 50 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 54 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 57 CLO, Ltd.

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 58 CLO, Ltd.

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden 60 CLO, Ltd.

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dryden XXVIII Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Dunham Floating Rate Bond Fund

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim]
By: PPM America, Inc., as Delegated Manager

by:

/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance CDO X PLC

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Floating Rate Portfolio

BY: Boston Management and Research as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Floating-Rate Income Plus Fund

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Institutional Senior Loan Fund

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance International (Cayman Islands) Floating- Rate Income Portfolio
BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Limited Duration Income Fund

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Loan Holding Limited

BY: Eaton Vance Management as Investment Manager

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Floating-Rate Income Trust

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Short Duration Diversified Income Fund

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Senior Floating-Rate Trust

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance Senior Income Trust

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust
By: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Eaton Vance VT Floating-Rate Income Fund

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ECP CLO 2014-6, LTD.

BY: Silvermine Capital Management LLC As Portfolio Manager

by:

/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ECP CLO 2015-7, Ltd.

By: SILVERMINE CAPITAL MANAGEMENT, LLC Its Collateral Manager

by:

/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: ORIX Corporate Capital Inc.

by

/s/ David Martin
	Name:	David Martin
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HMS-ORIX Holdings I LLC

by

/s/ David Martin
	Name:	David Martin
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Mariner CLO 2015-1, LLC

by

/s/ David Martin
	Name:	David Martin
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by	NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Employees’ Retirement System of the State of Rhode Island By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Endurance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FCCI Insurance Company

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of AXA GERMANY LEVERAGED LOANS FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of FCP ACM US LOANS FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of AXA CHINA REGION LEVERAGED LOANS FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

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by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of AXA IM LOAN LIMITED by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of AXA IRELAND LEVERAGED LOANS FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of AXA UK LEVERAGED LOANS FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of FCP COLUMBUS DIVERSIFIED LEVERAGED LOANS FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

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by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of FCP COLUMBUS GLOBAL DEBT FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of MATIGNON DERIVATIVES LOANS UNLIMITED COMPANY by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of MATIGNON LEVERAGED LOANS LIMITED by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: AXA IM PARIS SA for and on behalf of MATIGNON LOANS FUND by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A. Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
AXA IM PARIS SA for and on behalf of
MATIGNON LOANS IARD FUND

by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A.
Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
AXA IM PARIS SA for and on behalf of
FCP SOGECAP DIVERSIFIED LOANS FUND

by:

/s/ Xavier Boucher
	Name:	AXA Investment Managers Paris S.A.
Xavier Boucher
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FedEx Corporation Employees’ Pension Trust

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Fifth Third Bank

by

/s/ James M. Sumoski
	Name:	James M. Sumoski
	Title:	Vice President

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by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First American Title Insurance Company

By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

First Dakota Indemnity Company

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: First Investors Floating Rate Fund

by

/s/ Jolee Taylor
	Name:	Jolee Taylor
	Title:	Senior Accountant

For any institution requiring a second signature line:

by	/s/ Lisa Leone
	Name:	Lisa Leone
	Title:	Senior Acct

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FirstEnergy System Master Retirement Trust

By: Bain Capital Credit, LP, as Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Fixed Income Opportunities Nero, LLC

By: BlackRock Financial Management Inc., Its Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Flagship CLO VIII Ltd

BY: Deutsche Investment Management Americas Inc., As Interim Investment Manager

by:

/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:	/s/ Thomas V. Kirby
	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:
TCI-Flatiron 2017-1 Funding LLC
By: TCI Capital Management LLC,
its Interim Asset Manager

By:	NYL Investors LLC,
its Attorney-In-Fact

by

/s/ F. David Melka
		Name:	F. David Melka
		Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Florida Power & Light Company

By: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FRANKLIN ALTERNATIVE STRATEGIES FUNDS - FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

BY: Loomis, Sayles & Company, L.P., Its Investment Manager, Loomis, Sayles & Company, Incorporated, Its General Partner

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Future Directions Credit Opportunities Fund

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

FUTURE FUND BOARD OF GUARDIANS

By: Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its investment manager
By: Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its general partner by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XIV CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XIX CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XVII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XVIII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XX CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XXI CLO, Ltd.

By: PineBridge Investment LLC Its Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XXIII CLO, Ltd.

By: PineBridge Investment LLC Its Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Galaxy XXIV CLO, Ltd

By: PineBridge Galaxy LLC as Collateral Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Garrison Funding 2017-1 Ltd.

By: Garrison Funding 2017-1 Manager LLC as Collateral Manager

by:

/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-In-Fact

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Germania Farm Mutual Insurance Association

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GILBERT PARK CLO, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GLM MS WH, Ltd.

By: GoldenTree Loan Management LP

by:

/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GoldenTree Loan Opportunities IX, Limited

By: GoldenTree Asset Management, LP

by:

/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED

By: GoldenTree Asset Management, LP

by:

/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED

By: GoldenTree Asset Management, LP

by:

/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Goldman Sachs Bank USA

by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

New York Marine and General Insurance Company
By Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LVIP Goldman Sachs lncome Builder Fund
by Goldman Sachs Asset Management, L.P. solely as its investment sub-adviser and not as principal by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Goldman Sachs Funds SICAV for the benefit of Goldman Sachs Global Income Builder Portfolio by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal”

by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)
by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal”

by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal”

by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Goldman Sachs U.S. Income Builder Trust
By: Goldman Sachs Asset Management, L.P. , not in its individual capacity, but solely as its investment advisor by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KRH US Loan Master Fund 2017-5 a series trust of Global Cayman Investment Trust
By Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Goldman Sachs Trust - Goldman Sachs Income Builder Fund
By: Goldman Sachs Asset Management, L.P. solely as its investment advisor. and not as principal”

by
/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	GOLUB CAPITAL PARTNERS CLO 19(B)-R, LTD., as a Lender

	By:	GC Advisors LLC, as agent

	By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	GOLUB CAPITAL PARTNERS CLO 35(B), LTD., as a Lender

	By:	GC Advisors LLC, as its Collateral Manager

	By:	/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Government Employees Superannuation Board

By: Bain Capital Credit, LP, as Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Greywolf CLO VI, Ltd

By: Greywolf Loan Management LP, as Portfolio Manager

by:

/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Griffin Institutional Access Credit Fund

By: BCSF Advisors, LP, as Sub-Adviser

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GSO Loan Trust 2010

BY: GSO Capital Advisors LLC, As its Investment Advisor

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

GSO LOAN TRUST 2011

BY: GSO Capital Advisors LLC, As its Investment Advisor

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim Funds Trust - Guggenheim Total Return Bond Fund

By: Security Investors, LLC as Investment Adviser

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim U.S. Loan Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Guggenheim U.S. Loan Fund II

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Dynamic Credit Fund II LP

BY: Halcyon Loan Investment Management LLC, its Investment Manager

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2014-3 Ltd

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2015-1 Ltd

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2015-2 Ltd.

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2015-3 Ltd

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2017-2 Ltd

By: Halcyon Loan Advisors A LLC as Collateral Manager

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Loan Advisors Funding 2017-1 Ltd

By: Halcyon Loan Advisors A LLC as Collateral Manager

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Halcyon Senior Loan Fund I Master LP

BY: Halcyon Loan Investment Management LLC as Investment Manager

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Hastings Mutual Insurance Company

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Health Employees Superannuation Trust Australia

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Health Net Community Solutions, Inc.

BY: Deutsche Investment Management Americas Inc. As Manager

by:

/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

/s/ Thomas V. Kirby
	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highbridge Loan Management 5-2015, Ltd.

By: HPS Investment Partners, LLC As the Collateral Manager

by:

/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Highland Funds I, on behalf of its Series, Highland/ iBoxx Senior Loan ETF by:

/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Honeywell International Inc Master Retirement Trust

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Houston Casualty Company

BY: BlackRock Investment Management, LLC, its Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HPK HY BONDS UND LOANS

BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of HPK HY BONDS UND LOANS

Represented by: Oak Hill Advisors, L.P. As Fund Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HPS Loan Management 11-2017, Ltd.

By: HPS Investment Partners, LLC As the Collateral Manager

by:

/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HPS Loan Management 3-2014, Ltd.

By: HPS Investment Partners CLO (US), LLC, as investment manager by:

/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HRSIH Debt II LLC

By: Apollo Credit Management (Senior Loans), LLC, its investment manager by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

HYFI LOAN FUND

By: Credit Suisse Asset Management, LLC, as investment manager by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

IAM National Pension Fund

By: Guggenheim Partners Investment Management, LLC as Adviser

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

ICG US CLO 2017-2, Ltd.

by:

/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

INDACO SICAV-SIF - INDACO CIFC US LOANS

By: CIFC Asset Management LLC, its Sub-Investment Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Indaco SICAV-SIF Senior Secured Corporate Loan Fund

By: CIFC Asset Management LLC, its Sub-Investment Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

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Name of Institution:

Indiana University

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Innovation Trust 2009

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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Name of Institution:

Innovation Trust 2011

BY: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

International Monetary Fund Retired Staff Benefits Investment Account

by:

/s/ Ron Polye
	Name:	Ron Polye
	Title:	Authorized Officer

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

International Monetary Fund Staff Retirement Plan

by:

/s/ Ron Polye
	Name:	Ron Polye
	Title:	Authorized Officer

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

iShares Advantaged Short Duration High Income ETF (CAD-Hedged)
By: BlackRock Institutional Trust Company, N.A. (BTC) in its capacity as investment sub-advisor of the fund by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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Name of Institution:

ISL Loan Trust II

BY: Voya Investment Management Co. LLC, as its investment advisor by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

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Name of Institution:

Jamestown CLO IX Ltd.

By: 3i Debt Management U.S. LLC, as Portfolio Manager

by:

/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

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Name of Institution:

Jamestown CLO X Ltd.

By: 3i Debt Management U.S. LLC, as Portfolio Manager

by:

/s/ Nadeau, David
	Name:	Nadeau, David
	Title:	Partner

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Jay Park CLO Ltd.

By: Virtus Partners LLC as Collateral Administrator

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC

by:

/s/ William P. McLoughlin
	Name:	William P. McLoughlin
	Title:	Senior Vice President
Jefferies Leveraged Credit Products, LLC

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Apex Credit CLO 2017-II Ltd.

By: Apex Credit Partners LLC

by:

/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JFIN US Investment Grade & Leveraged Loan Buy and Maintain Fund (FX and IR Hedged)
By: BlackRock Financial Management, Inc., as Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JMP CREDIT ADVISORS CLO V LID.

By: JMP Credit Advisors LLC, As Attorney-in-Fact

by:

/s/ Christopher R Bellamy
	Name:	Christopher R Bellamy
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JNL/BlackRock Global Long Short Credit Fund

By: BlackRock Financial Management, Inc., its Sub- Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Shiller Enhanced CAPE Fund

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By: PPM America, Inc., as sub-adviser

by:

/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: JPMORGAN CHASE BANK, N.A.

by

/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

JPMBI re Blackrock Bankloan Fund

BY: BlackRock Financial Management Inc., as Sub-Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

J. Safra Sarasin Fund Management (Luxembourg) S.A. acting as management company of the JSS Senior Loan Fund, a sub-fund of JSS Special Investments FCP (SIF)
By: CIFC Asset Management LLC, its Sub-Investment Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

KAYNE LIQUID CREDIT FUND, LP

by:

/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kentucky Retirement Systems (Shenkman - Pension Account)
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kentucky Retirement Systems (Shenkman - Insurance Fund Account)
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kentucky Teachers’ Retirement System Insurance Trust Fund
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Kitty Hawk CLO 2015-1 LLC

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lake Loan Funding LLC

By: Citibank, N.A.,

by:

/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XIII Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XIX Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XV Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XVI Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XVIII Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XX Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXI Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXII Ltd.

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXIII Ltd.

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXIV Ltd.

By: LCM Asset Management LLC As Collateral Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LCM XXV Funding LLC

By: LCM Asset Management LLC As Interim Asset Manager

by:

/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Trust
By: PGIM, Inc., as Investment Manager

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Litman Gregory Masters Alternative Strategies Fund

By: Loomis, Sayles & Company, L.P., As Sub-advisor for Litman Gregory Fund Advisors, LLC by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Local 338 Retirement Fund

BY: CIFC Asset Management LLC, its Investment Manager

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Longfellow Place CLO, Ltd.

by:

/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Loomis Sayles Global Strategic Alpha Fund

By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LOOMIS SAYLES STRATEGIC ALPHA BOND FUND, a Sub-Fund of Natixis International Funds (Lux) I
By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Loomis Sayles Strategic Alpha Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lord Abbett Floating Rate Fund Ltd.

By: Lord, Abbett & Co. LLC, as Investment Manager

by:

/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund
By: Lord Abbett & Co LLC, As Investment Manager

by:

/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Los Angeles County Employees Retirement Association

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

LUCUMA FUNDING ULC

by:

/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite IX, Limited

BY: BlackRock Financial Management, Inc., its Collateral Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite VII, Limited

BY: BlackRock Financial Management, Inc., Its Collateral Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite VIII, Limited

BY: BlackRock Financial Management, Inc., Its Collateral Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XI, Limited

BY: BlackRock Financial Management, Inc., as Portfolio Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XII, LTD.

BY: BlackRock Financial Management, Inc., its Collateral Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XIV, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MAGNETITE XIX, LIMITED

By: BlackRock Financial Management, Inc. as Asset Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XV, Limited

By: BlackRock Financial Management, Inc., as Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XVI, Limited

By: BlackRock Financial Management, Inc., as Portfolio Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XVII, Limited

By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XVIII, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Magnetite XX, Limited

By: BlackRock Financial Management, Inc., as Portfolio Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MAM CORPORATE LOAN FUND

By: MARATHON ASSET MANAGEMENT, L.P. Its Investment Manager

by:

/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MARATHON CLO IX LTD.

By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

by:

/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MARATHON CLO VII LTD.

by:

/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Marathon CLO VIII Ltd.

by:

/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MARATHON CLO X LTD.

By: MARATHON ASSET MANAGEMENT LP as Portfolio Manager

by:

/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Marble Point CLO X Ltd.

By: MP CLO Management LLC, its Manager

by:

/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MATTERHORN LOAN TRUST 2015

By: Credit Suisse Asset Management, LLC as investment manager for BNY Mellon Trust Company (Cayman) Ltd., the trustee for Matterhorn Loan Trust 2015 by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Medtronic Holding Switzerland GMBH

By: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mercer Field II CLO Ltd.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Meridian Bank

by

/s/ James D. Nelsen
	Name:	James D. Nelsen
	Title:	SCO

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Metropolitan Life Insurance Company, as a Term Loan G holder,

by

/s/ Shane O’Driscoll
	Name:	Shane O’Driscoll
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Morgan Stanley Bank, N.A.

by:

/s/ John Ragusa
	Name:	John Ragusa
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MORGAN STANLEY SENIOR FUNDING, INC.

by

/s/ Emanuel Ma
	Name:	Emanuel Ma
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO 2014-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

by:

/s/ George Goudellas G.
	Name:	George Goudellas G.
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO 2016-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

by:

/s/ George Goudellas G.
	Name:	George Goudellas G.
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Mountain View CLO 2017-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

by:

/s/ George Goudellas G.
	Name:	George Goudellas G.
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MP CLO IV, Ltd.

By: MP CLO Management LLC, its Manager

by:

/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

MPI (London) Limited

By: Apollo TRF MP Management, LLC, its sub-advisor By: Apollo Capital Management, L.P., its sole member By: Apollo Capital Management GP, LLC, its general partner by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Multi Sector Value Bond

By: Amundi Pioneer Institutional Asset Management, Inc.

by:

/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

National Electrical Benefit Fund

By: Lord Abbett & Co LLC, As Investment Manager

by:

/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NC GARNET FUND, L.P.

By: NC Garnet Fund (GenPar), LLC, its general partner By: BlackRock Financial Management, Inc. its manager by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC As Collateral Manager

by

/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For any institution requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman CLO XV, Ltd.

BY: Neuberger Berman Investment Advisers LLC as collateral manager by:

/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NEUBERGER BERMAN LOAN ADVISERS CLO 25, LTD.
By: Neuberger Berman Investment Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

by:

/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Neuberger Berman Loan Advisers CLO 26, Ltd.

By: Neuberger Berman Investment Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

by:

/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NEW MEXICO STATE INVESTMENT COUNCIL

BY: Loomis, Sayles & Company, L.P., Its Investment Adviser, Loomis, Sayles & Company, Incorporated, Its General Partner

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NEW MEXICO STATE INVESTMENT COUNCIL

BY: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Newfleet CLO 2016-1, Ltd.

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Newfleet Multi-Sector Income ETF

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NF Loan Trust 2016

Neuberger Berman Investment Advisers LLC As Investment Manager

by:

/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NHIT: Strategic Alpha Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NN (L) Flex - Senior Loans

BY: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NN (L) Flex - Senior Loans Select

Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Nomura Multi Managers Fund - Global Bond

By: Guggenheim Partners Investment Management, LLC as Investment Sub-Adviser

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Northwell Health, Inc.

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NZCG Funding 2 Limited

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

NZCG Funding Ltd

BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OAKTREE EIF II SERIES A2, LTD.

By: Oaktree Capital Management, L.P. its: Collateral Manager

by:

/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oaktree EIF III Series II, Ltd.

By: Oaktree Capital Management, L.P. its: Collateral Manager

by:

/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCA OHA Credit Fund LLC

By: Oak Hill Advisors, L.P. as Investment Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ocean Trails CLO V

By: Five Arrows Managers North America LLC as Asset Manager

by:

/s/ Todd Solomon
	Name:	Todd Solomon
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP CLO 2017-13, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

by:

/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OCP Partners, LP

By: Onex Credit Partners, LLC, its investment manager

by:

/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 28, Ltd.

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 2017 Ltd.

By: Octagon Credit Investors, LLC as Asset Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 2018 Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 25, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 27, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 29, Ltd.

By: Octagon Credit Investors, LLC as Investment Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 30, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 31, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 32, LTD.

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners 33, LTD.

By: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XIV, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XV, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Investment Partners XXII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Loan Trust 2010

BY: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Paul Credit Fund Series I, Ltd.

BY: Octagon Credit Investors, LLC as Portfolio Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Octagon Senior Secured Credit Master Fund Ltd.

BY: Octagon Credit Investors, LLC as Investment Manager

by:

/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS IX, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS VII, LTD.

BY: Oak Hill Advisors, L.P., as Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CREDIT PARTNERS X, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA Credit Partners XI, LTD.

By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA Credit Partners XIV, LTD.

By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

by:

/s/ Glenn August
	Name:	August, Glenn
	Title:	M

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA CUSTOM MULTI-SECTOR CREDIT MASTER FUND, L.P.

By: OHA Custom Multi-Sector Credit Fund GenPar, LLC, its general partner By: OHA Global GenPar, LLC, its general partner By: OHA Global MGP, LLC, its managing partner by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA Diversified Credit Strategies Fund (Parallel), L.P.

By: OHA Diversified Credit Strategies GenPar, LLC, Its General Partner By: OHA Global GenPar, LLC Its Managing member By: OHA Global MGP, LLC Its Managing member by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA Diversified Credit Strategies Fund Master, L.P.

BY: OHA Diversified Credit Strategies GenPar LLC, its General Partner

OHA Diversified Credit Strategies MGP, LLC, its managing member by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P.
By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, Its General Partner
By: OHA Global GenPar, LLC, Its Managing member
By: OHA Global MGP, LLC, Its Managing member

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2012-1, LTD.

By: Oak Hill Advisors, L.P. As Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2014-1, LLC

BY: Oak Hill Advisors, L.P. as Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA LOAN FUNDING 2015-1 LTD.

BY: Oak Hill Advisors, L.P. as Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA Loan Funding 2016-1, Ltd.

By: Oak Hill Advisors, L.P. As Portfolio Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OHA S.C.A., SICAV-SIF

represented by OHA Management (Luxembourg) S.A r.l., in its capacity of General Partner by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OKLAHOMA STATE UNIVERSITY FOUNDATION

By: Its Investment Manager CVC Credit Partners, LLC

by:

/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Oregon Public Employees Retirement Fund

BY: Oak Hill Advisors, L.P., as Investment Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING II, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING III, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING IV, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM FUNDING, LTD.

By: OZ CLO Management LLC, its portfolio manager

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XI, LTD.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XIII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XIV, LTD.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XV, LTD.

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XVI, Ltd.

By: OZ CLO Management LLC, its successor portfolio manager

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XVII, Ltd.

By: OZ CLO Management LLC, its collateral manager

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

OZLM XVIII, LTD

By: Och Ziff Loan Management LP, its portfolio

by:

/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Asset Management Bank Loan Fund L.P.

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Asset Management Senior Loan Fund

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager.

by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PACIFIC FUND FLOATING RATE INCOME

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PACIFIC FUND STRATEGIC INCOME

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:
/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pacific Select Fund Floating Rate Loan Portfolio

BY: Eaton Vance Management as Investment Sub-Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Palmer Square CLO 2014-1, Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

by:

/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Collateral Manager to: Parallel 2015-1, Ltd.

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Collateral Manager to: Parallel 2017-1, Ltd.

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PBI-K US Loan Master Fund 2017-7 a Series Trust of Global Cayman Investment Trust
By: PineBridge Investments LLC Its Investment Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Penn Treaty Protected Cell of LTC Re

By: Wellington Management Company LLP as its Investment Advisor

by:

/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PensionDanmark Pensionsforsikringsaktieselskab

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Permanens Capital Floating Rate Fund LP

BY: BlackRock Financial Management Inc., Its Sub-Advisor

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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Name of Institution:

PI Solutions - Global Floating Rate Income

By: Amundi Pioneer Asset Management, Inc.

by:

/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

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Name of Institution:

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)

By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

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Name of Institution:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

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Name:
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Name of Institution:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II
By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

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Name:
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Name of Institution:

PIMCO Corporate & Income Opportunity Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

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Name:
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Name of Institution:

PIMCO Funds Global Investors Series plc: Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

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Name:
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Name of Institution:

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

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Name:
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Name of Institution:

PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

by:

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

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Name of Institution:

Pinebridge SARL

By: PineBridge Investments LLC As Investment Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

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Name of Institution:

PINEBRIDGE SENIOR FLOATING RATE INCOME FUND
By: PineBridge Investments LLC As Investment Manage

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

PineBridge Senior Secured Loan Fund Ltd.

BY: PineBridge Investments LLC Its Investment Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pinnacle Park CLO, Ltd

By: GSO / Blackstone Debt Funds Managemetn LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

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Name of Institution:

Pioneer Floating Rate Fund

By: Amundi Pioneer Asset Management, Inc.

by:

/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

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Name of Institution:

Pioneer Floating Rate Trust

By: Amundi Pioneer Asset Management, Inc.

by:

/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Pioneer Multi-Asset Ultrashort Income Fund

By: Amundi Pioneer Asset Management, Inc.

by:

/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: PNC Bank, NA

by

/s/ Keven Larkin
	Name:	Keven Larkin
	Title:	Vice President

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Post Intermediate Term High Yield Fund

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

by:

/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Post Senior Loan Master Fund, L.P.

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

by:

/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Premia LV1 Ltd.

By: Ares Management LLC, its investment manager

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Principal Funds, Inc - Global Multi Strategy Fund

By: Loomis, Sayles & Company, L.P., Its Sub-Advisor By: Loomis, Sayles & Company, Incorporated, Its General Partner

by:

/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Providence Health & Services Investment Trust (Bank Loans Portfolio)
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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by:

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund
By: PGIM, Inc., as Investment Advisor

by:

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Please see attached execution pages.

by

Name:
Title:

For any institution requiring a second signature line:

by

Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

PUTNAM ABSOLUTE RETURN 300 FUND by Putnam Investment Management, LLC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

QUAMVIS SCA SICAV-FIS: CMAB - SIF - Credit Multi Asset Pool B
By: Marathon Asset Management, L.P. Its: Sub-Investment Manager

by:

/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

R3 Capital Partners Master, L.P.

BY: BlackRock Investment Management, LLC, its Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Race Point VIII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Sub-Advisor to: Renaissance Flexible Yield Fund

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Renaissance Investment Holdings Ltd

By: Eaton Vance Management as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

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by:

Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Sub-Advisor to: Renaissance Multi-Sector Fixed Income Private Pool

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

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by:

Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Renaissance Trust 2009

By: HPS Investment Partners LLC, Its Sub-Investment Manager

by:

/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

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by:

Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Retail Employees Superannuation Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RIMAC FUNDING, LLC

by:

/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RLI INSURANCE COMPANY

BY: PineBridge Investments LLC Its Investment Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	ROCKFORD TOWER CLO 2017-3, LTD.,
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

by

/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	ROCKFORD TOWER CLO 2018, LTD.,
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

by

/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Romark CLO - I Ltd

By: Shenkman Capital Management, Inc, as Servicer

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:		Royal Bank of Canada

by

/s/ Suzanne Kaicher
Name: Suzanne Kaicher
Title: Attorney-in-Fact Royal Bank of Canada

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RR1 LTD.

BY: Apollo Credit Management (CLO), LLC, as its collateral manager by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RR 2 Ltd.

by Redding Ridge LLC as its collateral manage

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

RSUI Indemnity Company

By: Ares ASIP VII Management, L.P., its Portfolio Manager

By: Ares ASIP VII GP, LLC, its General Partner

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Russell Investment Company Unconstrained Total Return Fund

By: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

by:

/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Safe Auto Insurance Company

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

San Francisco City and County Employees’ Retirement System
By: Bain Capital Credit, LP, as Investment Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Saranac CLO III Limited

By: Canaras Capital Management, LLC As Sub-Investment Adviser

by:

/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Saratoga Investment Corp. CLO 2013-1, Ltd.

by:

/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Attorney In Fact

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SC Credit Opportunities Mandate LLC

By: Brigade Capital Managedment, LP as Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Schlumberger Group Trust

By: Voya Investment Managerment Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Scor Reinsurance Company

BY: BlackRock Financial Management, Inc., its Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SEI Institutional Managed Trust - Multi-Strategy Alternative Fund
By: BRIGADE CAPITAL MANAGEMENT, LP as Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Seix Multi-Sector Absolute Return Fund L.P.

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner By: Seix Investment Advisors LLC, its sole member by:

/s/ George Goudellas G.
	Name:	George Goudellas G.
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Seneca Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Senior Debt Portfolio

BY: Boston Management and Research as Investment Advisor

by:

/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2013-IV CLO, LTD

by Alcentra NY, LLC as its Collateral Manager

by:

/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2014-V CLO, Ltd.

by:

/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Shackleton 2014-VI CLO, Ltd.

BY: Alcentra NY, LLC as its Collateral Manager

by:

/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

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Name of Institution:

Shackleton 2017-XI CLO, LTD.

by Alcentra NY, LLC as its Collateral Manager

by:

/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

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Name of Institution:

SHBNPP US Senior Loan Private Special Asset Investment Trust No.1 (H)[Loan]
By: CIFC Asset Management LLC, its Advisor

by:

/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Senior Investment Analyst

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Name of Institution:

Shenkman Floating Rate High Income Fund

By: Shenkman Capital Management, Inc., as Collateral Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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Name of Institution:

Shenkman Short Duration High Income Fund

By: Shenkman Capital Management, Inc., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

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Name of Institution:

Silver Spring CLO Ltd.

by:

/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Silvermore CLO, LTD.

by:

/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Societe Generale, Grand Cayman Branch

by

/s/ Alexandre Trenaux
	Name:	Alexandre Trenaux
	Title:	Head of Trading

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Sonoma County Employees’ Retirement Association

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

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Name of Institution:

South Carolina Retirement Systems Group Trust

By: PineBridge Investment LLC Its Investment Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

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Name of Institution:

South Fork Trading, LLC

By: SunTrust Bank, as manager

by:

/s/ Connie Bailey-Blake
	Name:	Connie Bailey-Blake
	Title:	Vice President

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Name of Institution:

Spring Creek Trading, LLC

BY: SunTrust Bank, as manager

by:

/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL
By: authority delegated to the New Mexico State Investment Office By: Credit Suisse Asset Management, LLC, its investment manager by:

/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

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Name of Institution:

DoubleLine Capital LP as Sub-Advisor to: State Street DoubleLine Total Return Tactical Portfolio

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

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Name of Institution:

Steel Creek CLO 2017-1, LTD

by:

/s/ Paul Cal
	Name:	Paul Cal
	Title:	Senior Analyst

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Name:
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Name of Institution:

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg
BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

by:

/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

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Name of Institution:

Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
By: PineBridge Investments LLC Its Investment Manager

by:

/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

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Name of Institution: STICHTING DEPOSITARY APG FIXED INCOME CREDIT POOL

by

Please see attached
	Name:	Please see attached
Title:

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by

Name:
Title:

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender By: apg Asset Management US Inc .

By:/s/ Michael Leiva
Name: Michael Leiva Title: Portfolio Manager

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Name of Institution:

Stone Tower Loan Trust 2010

BY: Apollo Fund Management LLC, As Its Investment Manager

by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

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Name of Institution:

Stone Tower Loan Trust 2011

BY: Apollo Fund Management LLC, As its Investment Advisor

by:

/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

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Name:
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SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Strategic Income Opportunities Bond Fund

BY: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond Fund

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

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Name:
Title:

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Name of Institution:

Sudbury Mill CLO, Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Suzuka INKA

By: Bain Capital Credit, LP, as Fund Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Alternative Strategies Funds SPC For the Account of its SC Alternative Strategy 11 SP Segregated Portfolio
By: Guggenheim Partners Investment Management, LLC as Sub-Manager

by:

/s/ Kaitlin Trinh
	Name:	Trinh, Kaitlin
	Title:	Managing Director

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Pro Loan V

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Swiss Capital Pro Loan VI PLC

by:

/s/ David Martino
	Name:	David Martino
	Title:	Controller

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

SWRBS CREDIT TRADING SUBSIDIARY, LTD.

By: HPS Investment Partners, LLC, its Investment Manager

by:

/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

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by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Taconic Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers’ Retirement System of the State of Kentucky

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Texas Exchange Bank, SSB

by

/s/ Casey Sullivan
	Name:	Casey Sullivan
	Title:	President

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by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Texas PrePaid Higher Education Tuition Board

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Thatcher Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by:

/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Coca-Cola Company Master Retirement Trust

BY: BRIGADE CAPITAL MANAGEMETN, LP As Investment Manager

by:

/s/ Colin Galuski
	Name:	Colin Galuski
	Title:	Operations Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Hartford Strategic Income Fund

By: Wellington Management Company, LLP as its Investment Adviser

by:

/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

The Society Incorporated By Lloyd’s Act 1871 By The Name of Lloyd’s
BY: Guggenheim Partners Investment Management, LLC as Investment Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL Credit Wind River 2017-3 CLO Ltd.

By THL Credit Advisors LLC, its Warehouse Collateral Manager

by:

/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

THL CREDIT WIND RIVER 2017-4 CLO LTD

By THL Credit Advisors LLC, as Warehouse Collateral Manager

by:

/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Teachers Advisors, LLC on behalf of TIAA CLO III Ltd

by:

/s/ Anders Persson
	Name:	Anders Persson Managing Director
Title:

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TRALEE CLO II, LTD

By: Par-Four Investment Management, LLC As Collateral Manager

by:

/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Tranquilidade Diversified Income ICAV

By: Apollo Management International LLP, its sub-advisor

by:

/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Transamerica Floating Rate

by:

/s/ Ruth Dominguez
	Name:	Ruth Dominguez
	Title:	Associate Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Transatlantic Reinsurance Company

By: Ares ASIP VII Management, L.P., its Portfolio Manager By: Ares ASIP VII GP, LLC, its General Partner

by:

/s/ Christopher Mathewson
	Name:	Christopher Mathewson
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trestles CLO 2017-1, Ltd.

By: Pacific Asset Management, as collateral manager

by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Trinitas CLO VI, Ltd.

by:

/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

TRINITAS CLO VII, LTD.

by:

/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, Stamford Branch, as Term Loan Lender

by

/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

by

/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, Stamford Branch, as Revolving Lender

by

/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

by

/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

UNISUPER

By: Oak Hill Advisors, L.P. as its Manager

by:

/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

United Ohio Insurance Company

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

UnitedHealthcare Insurance Company

By: BlackRock Financial Management Inc.; its investment manager by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

U.S. Specialty Insurance Company

BY: BlackRock Financial Management LLC, its Investment Manager

by:

/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vantage Trust

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture X CLO, Limited

By its Collateral Manager, MJX Venture Management LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XII CLO, Limited

BY: its investment advisor MJX Venture Management LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VENTURE XIII CLO, Limited

BY: its Investment Advisor MJX Asset Management LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XVIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXV CLO Limited

By its Investment Advisor, MJX Asset Management LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXVI CLO, Limited

By: its investment advisor MJX Venture Management LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXVII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Venture XXVIII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

by:

/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vermont Pension Investment Committee

by:

/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vibrant CLO III, Ltd.

BY: DFG Investment Advisers, Inc.

by:

/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vibrant CLO IV, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

by:

/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vibrant CLO V, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

by:

/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vibrant CLO VI, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

by:

/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vibrant CLO VII, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

by:

/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Vibrant CLO VIII, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

by:

/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus GF Multi-Sector Short Duration Bond Fund

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Global Multi Sector Income Fund

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Newfleet Dynamic Credit ETF

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Newfleet Multi-Sector Intermediate Bond Fund

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Newfleet Multi-Sector Short Term Bond Fund

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus Newfleet Senior Floating Rate Fund

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Virtus SEIX Floating Rate High Income Fund

By: Seix Investment Advisors LLC, as Subadviser

by:

/s/ George Goudellas G.
	Name:	George Goudellas G.
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2017-2, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya CLO 2017-3, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Credit Opportunities Master Fund

By: Voya Alternative Asset Management LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Floating Rate Fund

BY: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Floating Rate Senior Loan Fund

BY: Voya Investment Management Co. LLC, as its investment advisor by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund
BY: Voya Investment Trust Co. as its trustee

by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund
BY: Voya Investment Trust Co. as its trustee

by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Prime Rate Trust

BY: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Senior Income Fund

BY: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Voya Strategic Income Opportunities Fund

By: Voya Investment Management Co. LLC, as its investment manager by:

/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

VVIT: Virtus Newfleet Multi-Sector Intermediate Bond Series

by:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Washington Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES’ RETIREMENT PLAN AND RETIREE HEALTH BENEFITS FUND)
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor by:

/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

/s/ Anar Majmuder
	Name:	Anar Majmuder
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellfleet CLO 2017-1, Ltd.

By: Wellfleet Credit Partners, LLC As Collateral Manager

by:

/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellfleet CLO 2017-2, Ltd.

By: Wellfleet Credit Partners, LLC As Collateral Manager

by:

/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II Multi- Sector Credit II Portfolio
By: Wellington Management Company LLP as its Investment Advisor

by:

/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WIF - Post Short Duration High Yield Fund

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

by:

/s/ Schuyler Hewes
	Name:	Schuyler Hewes
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

DoubleLine Capital LP as Sub-Advisor to: Wilshire Mutual Funds, Inc. - Wilshire Income Opportunities Fund

by:

/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WM Pool - Fixed Interest Trust No. 7

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

by:

/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WM POOL - HIGH YIELD FIXED INTEREST TRUST

by:

/s/ Patricia Charles
	Name:	Patricia Charles
	Title:	Associate

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

WRH High Yield GP LLC

by:

/s/ Ron Poyle
	Name:	Ron Poyle
	Title:	Authorized Officer

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

XL Investments Ltd

By: Oak Hill Advisors, L.P., As its Investment Manager

by:

/s/ Glenn August
	Name:	August, Glenn
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

XL RE Europe SE

By: Bain Capital Credit, LP, as Investment Manager

by:

/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

For any institution requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: York CLO-2 Ltd.

by

/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:

Ziggurat CLO Ltd.

By: Guggenheim Partners Investment Management, LLC as Asset Manager

by:

/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

For any institution requiring a second signature line:

by:

Name:
Title:

SCHEDULE I

2017 Refinancing Term Loans

Lender	New Tranche E Term Loan Commitment	New Tranche F Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$1,503,350,961.50	$3,655,206,518.75

TOTAL	$1,503,350,961.50	$3,655,206,518.75

SCHEDULE II

Post Amendment No. 4 Effective Date Obligations

Within 90 days after the Amendment No. 4 Effective Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), (iii) a “date-down” and modification endorsement to the existing Title Insurance Policy (or a new Title Insurance Policy if such endorsements are not available in a jurisdiction where an Existing Mortgage has been recorded), which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (iv) a favorable opinion of counsel in the state in which such parcels of real property are located with respect to the enforceability of said amendment of the Existing Mortgage and such other opinions as Agent shall reasonably request, all in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	320 S. Church Street, Addison, IL 60101-3750

b.	1230 Old Norris Road, Liberty, SC 29657

c.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240-7109

d.	8575 Helms Avenue, Rancho Cucamonga, CA 91730

e.	2405 S. 3rd Ave., Union Gap, WA 98903

f.	40 Orville Drive and 105 Wilbur Place, Bohemia, NY 11716

For the avoidance of doubt, if and to the extent that the foregoing information, documentation and certifications relate to the Tranche G Term Loans (in addition to the New Tranche E Term Loans and the New Tranche F Term Loans), delivery of the foregoing information, documentation and certifications shall satisfy any comparable obligations under Schedule II to Amendment No. 3.